Annual Report

Summit
Income
Funds

October 31, 1999

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Summit Income Funds

o Interest rates rose during the six months ended October 31, 1999, aiding money market results but hurting bonds.

o Summit Cash Reserves Fund achieved solid performance as low expenses helped its yield exceed that of its peer group average.

o Income helped Summit Limited-Term Bond Fund exceed its peer group's average returns despite weakness in some corporate holdings.

o Mortgage-backed securities struggled, leading to lackluster returns for the Summit GNMA Fund.

o We are focusing on providing attractive yields while maintaining liquidity in our portfolios as we approach year-end.


Fellow Shareholders

     The U.S. economy continued its remarkable run of strong, steady growth during the six and 12 months ended October 31, 1999, and signs of inflation were modest. Nonetheless, the Federal Reserve raised the federal funds target rate twice, and interest rates overall rose significantly. Money market funds largely benefited, while bond funds posted comparatively weak results. The performance of the Summit Funds reflected these trends.


MARKET ENVIRONMENT

     There was little doubt during either the past six or 12 months that the U.S. economy was on solid footing. Annual GDP data have painted an attractive picture, with growth rates fluctuating between 3.5% and 4.5% for nearly three years now. Moreover, the consumer and producer price indices (CPI and PPI), the most commonly reported inflation figures, have generally appeared subdued. During the past spring and summer, however, economic data hinted at an increase in inflationary pressure. Persistently low unemployment figures suggested uncomfortably tight labor markets, and the prices of raw materials and intermediate goods (so-called "pipeline" prices) showed signs of increasing. Although price increases for finished goods and services remained in check, the engines of that inflation-including strong consumer spending fueled by rising stock markets and home prices, improved productivity, and faster information flow due to the Internet-have remained in high gear.

Interest Rate Levels
--------------------------------------------------------------------------------

                           Current          5-Year            90-day
                           Coupon           Treasury          Treasury
                           GNMA             Note              Bill

10/31/98                   6.25             4.22              4.21
                           6.25             4.62              4.58
                           6.26             4.59              4.55
1/99                       6.22             4.56              4.47
                           6.70             5.11              4.65
                           6.65             5.12              4.47
4/99                       6.68             5.15              4.51
                           7.05             5.51              4.65
                           7.27             5.76              4.77
7/99                       7.61             5.75              4.71
                           7.77             5.71              4.97
                           7.48             5.81              4.88
10/31/99                   7.51             6.09              5.13

     The Fed had largely been staying on the sidelines, concerned that a U.S. rate hike would put untenable pressure on fragile foreign economies in the wake of the 1998 global currency and liquidity crisis. However, an improving outlook overseas combined with evidence of inflationary pressure prompted a change in direction. The Fed first adopted a tightening bias in its monetary policy, then raised the federal funds target rate in June and August, by a total of one-half a percentage point. After the conclusion of the period, the Fed raised rates by another 0.25%. As of this writing, the target rate has returned to its level of August 1998, just before the Fed cut rates three-quarters of a percent to alleviate the global financial crisis.

     The market largely anticipated these moves, pushing rates on intermediate and long bonds higher throughout the year. For example, five-year Treasury note yields climbed 187 basis points to 6.09% by October 31 from one year earlier (100 basis points equal one percentage point). Short-term rates did not climb as rapidly for the year as a whole-the yield on 90-day Treasury bills rose less than 100 basis points over the same period-but made up ground on other segments of the bond market toward the end of the period. Yields on money market funds benefited from the increase in short-term rates.

     Rates rose among mortgage-backed securities as well. Thirty-year mortgage rates, for example, rose from 6.93% to 7.96% in the six months ended October 31, and reached a two-year high of 8.15% in August. During that time, the spread (difference) between mortgage and Treasury rates also widened by 15 basis points. Current coupon GNMAs now yield 148 basis points more than 10-year Treasuries, although they were yielding as much as 182 basis points more in August. This attractive yield advantage helped the overall sector outperform intermediate and long Treasuries by a modest degree.

     The rising interest rate environment was not the only challenge the bond markets faced. In the past several months, Wall Street broker-dealers have cut back their bond market activities in advance of year-end by reducing bond inventories and committing less capital to market-making (that is, buying and selling existing issues for clients). As a result, liquidity declined significantly after midyear and is likely to stay somewhat thin through year-end. Reduced liquidity exaggerated volatility in the markets, especially in response to negative surprises, and made it more difficult for money managers to trade efficiently. The trend also created supply and demand imbalances that hurt issues with relatively high yields, including corporate and mortgage-backed bonds. However, mortgages improved after August and now are among the more liquid bonds in the marketplace.

SUMMIT CASH RESERVES FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/99                          6 Months           12 Months
--------------------------------------------------------------------------------

Cash Reserves Fund                                  2.40%               4.87%

Lipper Money Market
Funds Average                                       2.21                4.41

     Your fund posted good 6- and 12-month returns of 2.40% and 4.87%, respectively. These results surpassed the 2.21% and 4.41% gains for the Lipper Money Market Funds Average by a notable margin. The fund once again benefited from a yield advantage over its average competitor, the result of its low expenses as well as an investment focus on income. At 0.45% per year, fund expenses are lower than 91% of the 294 funds in its Lipper category.

     Rising interest rates during the period prompted a modest shift in our investment strategy. Earlier in the fiscal year, rates had been relatively low and the fund's dividend yield had been slipping as a result. As we noted in the last shareholder report, our strategy at the time was to capture the higher yields at the longer end of the money market universe by maintaining an average maturity 10 to 15 days longer than our average peer. With rates rising, however, the dividend yield has been climbing during the last six months. We therefore reduced the portfolio's weighted average maturity from 74 days on April 30, 1999, to a more neutral 62 days on October 31, 1999. As long as the Fed is likely to continue raising interest rates, we will preserve an average maturity that is generally equal to or shorter than the average money market fund.

     We made only minor changes to the portfolio's sector positioning. The only change of significance was to increase our stake in asset-backed securities. We are attracted to these holdings because they are extremely high-quality, liquid securities that are securely collateralized by receivables or other assets. They add to the fund's diversification, and we expect they will provide added protection and flexibility as we prepare to pass through the year-end.

     We increased fund exposure to floating rate notes from 15% of assets at the end of April to 32% at the end of October. Issuance of these securities increased dramatically during the middle of the year as they became a popular form of Year 2000 financing. The increased supply forced issuers to price their offerings somewhat more attractively than in the last couple of years to attract buyers. Floating rate issues are designed so that their coupons track rate changes relatively quickly-a benefit to shareholders when rates are rising.

SUMMIT LIMITED-TERM BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/99                          6 Months           12 Months
--------------------------------------------------------------------------------

Limited-Term Bond Fund                              0.42%               1.06%

Lipper Short Intermediate
Investment-Grade
Debt Funds Average                                  0.38                1.44

     Your fund's 0.42% six-month total return edged ahead of the 0.38% move for the Lipper peer group average. Although the return was modest and outperformance was slight, it represented a recovery from a somewhat weaker relative result in the first half of the year, when above average interest rate sensitivity caused the fund to lag its peers. Those results are reflected in the 1.06% 12-month return, which stayed behind Lipper. Because rising interest rates caused a decline in the fund's share price for both periods, gains came entirely from income. Low expenses-the 0.55% expense ratio is firmly in the least costly quartile of the 83-fund Lipper peer group-once again helped the fund achieve a relatively generous income stream.

     Because of the rising interest rate environment, we gradually reduced fund duration during the six-month period from 3.2 years to 3.0 years. (Duration is a measure of interest rate sensitivity where higher numbers reflect a greater potential negative response to a rise in rates, and vice versa.) The fund remains somewhat more rate sensitive than its average peer, but longer durations are generally associated with better yields, and we feel that this duration level reflects an appropriate balance between the costs of rate sensitivity and the benefits of better yields. Although rates rose sharply during the past six months, they have yet to show up as increases in the fund's dividend payment. Dividend income tends to lag a rise in market rates, and, assuming rates do not again fall sharply, we anticipate higher distributions in the coming period.

     As explained in the last report, we trimmed exposure to corporate bonds from 56% to 44% earlier in the year. This move proved beneficial: corporate securities (and lower-rated securities in particular) underperformed throughout most of the summer because of poor market liquidity and the lack of Wall Street sponsorship. During August and September we saw an opportunity to take advantage of values created by the liquidity crunch and began to rebuild our corporate position, raising it to 47% of assets. Among the bonds we added were Johnson & Johnson, Wal-Mart, and US West. As a result of these moves, holdings in Treasuries declined while, within the corporate sector, consumer issues increased from 11% to 13% and the media and telecom issues rose from 3% to 4%.

     Quality diversification reflected our renewed interest in corporates. The percentage of assets in AAA securities declined from 44% to 38% during the period, while AA and A holdings both climbed. Nonetheless, average portfolio credit quality did not change, remaining at a solid AA.

Quality Diversification pie
--------------------------------------------------------------------------------

Summit Limited-Term Bond Fund

     AAA      AA       A        BBB      BB

     38       16       23       21       2

     Not all of the fund's investments worked out favorably. In particular, some of our corporate holdings weakened as their issuers encountered problems. In August, we purchased the debt of Rite-Aid, but the firm's surprise downward earnings revisions and management upheaval disappointed investors, drew SEC attention, and resulted in rating agency downgrades to below investment grade. We continue to hold these bonds because we think the market has become overly pessimistic in its evaluation. Rite-Aid has a viable business as the nation's third-largest drug store chain, and new management is taking aggressive action to restore the company's financial health. Other holdings have come under pressure and may weigh down returns in the coming months. These include Waste Management/USA Waste Services (at 1.25% of assets) and Raytheon (at 0.89% of assets), both of which experienced earnings difficulties associated with recent merger activity.

     Although these investments increased price volatility in recent months, we are not giving up on them. They contribute significantly to an attractive dividend yield that we believe will benefit shareholders over the long term.

SUMMIT GNMA FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/99                          6 Months           12 Months
--------------------------------------------------------------------------------

GNMA Fund                                         -0.32%                1.39%

Lipper GNMA Funds Average                          -0.18                1.48

     A difficult market environment overall proved challenging to your fund during the past six months. Our -0.32% total return for the period fell slightly behind the -0.18% result of the Lipper GNMA Funds Average, and accounted for a modestly lagging 12-month performance as well. Healthy dividend distributions, aided by low expenses, helped compensate for a $0.34 decline in the fund's share price between April 30 and October 31. The fund's 0.60% expense ratio is in the lowest quartile of the 48 funds in its Lipper peer group.

     Your fund's returns reflected the continually rising interest rate environment of the last six months. In addition, the mortgage market (along with other relatively high-yielding investments) faced an additional challenge of supply and demand. The liquidity crunch described in the Market Environment section limited the number of buyers, especially in August, when it temporarily appeared that no one was interested in buying or holding these issues.

     This was especially true of many of the kinds of "structured" products we hold in the portfolio. While we have reduced our holdings in recent months, we have for many quarters kept a stake in these securities, which include collateralized mortgage obligations (CMOs), project loans, construction loans, and jumbos, because they help protect performance against fluctuating prepayments during unsettled interest rate environments. (Prepayments can negatively affect total return when homeowners refinance their high-rate mortgages, causing premium-priced mortgage-backed bonds to be cashed out at par. In that case, the premium and the higher yield are lost.) These holdings aided returns during the first half of the fiscal year. However, even though the securities we held remained fundamentally solid, they were hard hit and difficult to sell when liquidity disappeared from the market and helped pull down our relative performance. Fortunately, the liquidity crunch improved significantly as the period was coming to a close. Still, although we continue to like structured products as an investment tool, we took incremental steps to improve the portfolio's liquidity by reducing our exposure where possible.

     Rising rates and falling prepayments caused the fund's duration to climb from 4.0 years to 5.0 years during the past six months, although it remained neutral compared with our Lipper benchmark. Mortgage durations typically go up when interest rates rise because the likelihood of refinancing declines. As always, the credit quality of the portfolio remained very high.


OUTLOOK

     Interest rates could move higher in coming months because of persistent strength in the domestic economy and economic recovery overseas. The Fed is keeping a close eye on inflationary pressures, particularly in the labor markets. However, the Fed is also interested in maintaining liquid and orderly markets as we approach the end of the year and the transition to 2000, which could serve to moderate future rate increases. These crosscurrents do not argue for an aggressive posture regarding interest rates. At present, we are focusing on the higher yields available in the marketplace and on maintaining liquidity and flexibility in our portfolios.

     Respectfully submitted,

     Edward A. Wiese
     President

     November 19, 1999


T. Rowe Price Summit Income Funds
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Portfolio Highlights
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KEY STATISTICS

                                                 4/30/99            10/31/99
Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Price Per Share                                $    1.00           $    1.00

Dividends Per Share
  For 6 months                                     0.024               0.024
  For 12 months                                    0.050               0.048

Dividend Yield (7-Day Compound) *                   4.70%               5.24%

Weighted Average Maturity (days)                      74                  62

Weighted Average Quality **                   First Tier          First Tier


Summit Limited-Term Bond Fund

Price Per Share                                $    4.59           $    4.48

Dividends Per Share
  For 6 months                                      0.13                0.13
  For 12 months                                     0.27                0.26

Dividend Yield *
  For 6 months                                      5.71%               5.81%
  For 12 months                                     5.91                5.92

30-Day Standardized Yield                           5.53                6.37

Weighted Average Maturity (years)                    3.9                 3.7

Weighted Average Effective Duration (years)          3.2                 3.0

Weighted Average Quality ***                          AA                  AA

(continued on next page)


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
Portfolio Highlights
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KEY STATISTICS

                                                 4/30/99            10/31/99
Summit GNMA Fund
--------------------------------------------------------------------------------

Price Per Share                                $    9.73           $    9.39

Dividends Per Share
  For 6 months                                      0.31                0.31
  For 12 months                                     0.63                0.61

Dividend Yield *
  For 6 months                                      6.44%               6.62%
  For 12 months                                     6.58                6.75

30-Day Standardized Yield                           5.98                6.42

Weighted Average Maturity (years)                    7.5                 9.1

Weighted Average Effective Duration (years)          4.0                 5.0

Weighted Average Quality ***                         AAA                 AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset values per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
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SECTOR DIVERSIFICATION

                                               Percent of          Percent of
                                               Net Assets          Net Assets
                                                  4/30/99            10/31/99
Summit Cash Reserves Fund
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                             7%                  9%

Certificates of Deposit                               28                  26

  Domestic Negotiable CDs                              4                   5

  Eurodollar Negotiable CDs                           14                  13

  U.S. Dollar Denominated
  Foreign Negotiable CD                               10                   8

Commercial Paper and Medium-Term Notes                59                  61

  Asset-Backed                                        19                  26

  Banking                                             13                  13

  Insurance                                            4                   4

  Auto and Related                                     1                   3

  Petroleum                                            4                   2

  All Other                                           18                  13

Foreign Government and Municipalities                  1                  --

Funding Agreements                                     4                   3

Other Assets Less Liabilities                          1                   1
--------------------------------------------------------------------------------

Total                                                100%                100%

Fixed Rate Obligations                                85                  68

Floating Rate Instruments                             15                  32

(continued on next page)


T. Rowe Price Summit Income Funds
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Portfolio Highlights
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SECTOR DIVERSIFICATION

                                               Percent of          Percent of
                                               Net Assets          Net Assets
                                                  4/30/99            10/31/99
Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Corporate Bonds and Notes                             44%                 47%

  Consumer Products and Services                      11                  13

  Banking and Finance                                  9                  10

  Industrial                                           9                   9

  Utilities                                            8                   8

  Media and Communications                             3                   4

  All Other                                            4                   3

Asset-Backed Securities                               12                  12

Mortgage-Backed Securities                            17                  18

U.S. Government Obligations                           22                  18

U.S. Treasuries                                       14                  10

Government Agency Obligations                          8                   8

Money Market Funds*                                    5                   5

Other Assets Less Liabilities                       --                  --
--------------------------------------------------------------------------------

Total                                                100%                100%


Summit GNMA Fund
--------------------------------------------------------------------------------

GNMA                                                  91%                 92%

U.S. Government Agencies                               8                   3

Asset-Backed Securities                                3                   3

Agency-Backed STRIPS                                   1                   1

Money Market Funds*                                    8                   3

Other Assets Less Liabilities                        -11                  -2
--------------------------------------------------------------------------------

Total                                                100%                100%

*See note at end of financial statements.


T. Rowe Price Summit Income Funds
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Performance Comparison
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     These charts show the value of a hypothetical $25,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SEC charts - SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
                                    Lipper
                                    Money Market              Summit Cash
                                    Funds Average             Reserves Fund

10/29/93                            25.000                    25.000
10/94                               25.823                    25.901
10/95                               27.203                    27.372
10/96                               28.545                    28.803
10/97                               29.965                    30.337
10/98                               31.480                    31.961
10/99                               32.910                    33.518


SEC charts - SUMMIT LIMITED-TERM BOND FUND
--------------------------------------------------------------------------------

                           Merrill Lynch    Lipper Short
                           1-5 Year         Intermediate
                           Corporate and    Investment-       Summit
                           Government       Grade Debt        Limited-Term
                           Bond Index       Funds Average     Bond Fund

10/29/93                   25.000           25.000            25.000
10/94                      24.987           24.485            24.822
10/95                      27.606           27.109            26.649
10/96                      29.240           28.613            28.109
10/97                      31.266           30.531            30.002
10/98                      33.905           32.639            32.393
10/99                      34.665           33.153            32.735


SEC charts - SUMMIT GNMA FUND
--------------------------------------------------------------------------------
                                            Lipper
                           Salomon          GNMA              Summit
                           GNMA             Funds             GNMA
                           Index            Average           Fund

10/29/93                   25.000           25.000            25.000
10/94                      24.648           24.250            24.583
10/95                      28.322           27.715            28.375
10/96                      30.357           29.321            29.928
10/97                      33.103           31.831            32.673
10/98                      35.457           34.036            34.991
10/99                      36.589           34.597            35.479


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 10/31/99     1 Year    3 Years    5 Years   Inception        Date
--------------------------------------------------------------------------------

Summit Cash Reserves Fund   4.87%      5.18%      5.29%       5.00%    10/29/93

Summit Limited-Term Bond    1.06       5.21       5.69        4.59     10/29/93

Summit GNMA Fund            1.39       5.84       7.61        6.00     10/29/93

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Summit Cash Reserves Fund
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Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment activities
  Net investment income     0.048      0.052      0.052      0.051      0.055
Distributions
  Net investment income    (0.048)    (0.052)    (0.052)    (0.051)    (0.055)

NET ASSET VALUE
End of period            $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)        4.87%      5.35%      5.33%      5.23%      5.68%

Ratio of total expenses
to average net assets        0.45%      0.45%      0.45%      0.45%      0.45%

Ratio of net investment
income to average
net assets                   4.78%      5.24%      5.18%      5.09%      5.55%

Net assets, end of period
(in millions)            $  2,441   $  1,885   $  1,303   $    742   $    433

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
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Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $   4.69   $   4.61   $   4.60   $   4.65   $   4.64

Investment activities
  Net investment income      0.26       0.28       0.29       0.30       0.32
  Net realized and
  unrealized gain (loss)    (0.21)      0.08       0.01      (0.05)      0.01

  Total from
  investment activities      0.05       0.36       0.30       0.25       0.33

Distributions
  Net investment income     (0.26)     (0.28)     (0.28)     (0.29)     (0.31)
  Tax return of capital      --         --        (0.01)     (0.01)     (0.01)

  Total distributions       (0.26)     (0.28)     (0.29)     (0.30)     (0.32)

NET ASSET VALUE
End of period            $   4.48   $   4.69   $   4.61   $   4.60   $   4.65
                         -----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)        1.06%      7.97%      6.73%      5.48%      7.36%

Ratio of total expenses
to average net assets        0.55%      0.55%      0.55%      0.55%      0.55%

Ratio of net investment
income to average
net assets                   5.65%      5.96%      6.28%      6.43%      6.85%

Portfolio turnover rate      42.2%      52.0%      74.5%     116.1%      84.3%

Net assets, end of period
(in thousands)           $ 52,992   $ 40,904   $ 29,620   $ 25,984   $ 27,004

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $   9.87   $   9.83   $   9.65   $   9.81   $   9.15

Investment activities
  Net investment income      0.61       0.64       0.67       0.67       0.70
  Net realized and
  unrealized gain (loss)    (0.48)      0.04       0.18      (0.16)      0.66

  Total from
  investment activities      0.13       0.68       0.85       0.51       1.36

Distributions
  Net investment income     (0.61)     (0.64)     (0.64)     (0.62)     (0.67)
  Tax return of capital      --         --        (0.03)     (0.05)     (0.03)

  Total distributions       (0.61)     (0.64)     (0.67)     (0.67)     (0.70)

NET ASSET VALUE
End of period            $   9.39   $   9.87   $   9.83   $   9.65   $   9.81
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)        1.39%      7.10%      9.17%      5.47%     15.43%

Ratio of total expenses
to average net assets        0.60%      0.60%      0.60%      0.60%      0.60%

Ratio of net investment
income to average
net assets                   6.41%      6.47%      6.91%      6.99%      7.40%

Portfolio turnover rate      89.9%      83.8%     111.8%     136.1%     173.8%

Net assets,
end of period
(in thousands)           $ 63,843   $ 46,571   $ 29,530   $ 24,718   $ 22,777

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
                                                               October 31, 1999

Statement of Net Assets                                   Par       Value
--------------------------------------------------------------------------------
                                                             In thousands

BANK NOTES  9.4%

Comerica Bank, VR
  5.358%, 11/15/99                                   $   15,000   $   14,995

  5.42%, 11/1/99                                          8,000        7,997

FCC National Bank
  5.05%, 12/24/99                                        28,750       28,750

  5.80%, 2/25/00                                         12,000       11,993

First Tennessee Bank, VR,
  5.368%, 11/17/99                                       20,000       19,994

First Union National Bank,
  VR, 5.498%, 11/23/99                                   20,000       20,000

Kansallis-Osake-Pankki,
  6.375%, 8/15/00                                        10,000       10,034

Key Bank North America,
  VR, 5.453%, 5/26/00                                    15,000       14,995

National City Bank,
  VR, 5.429%, 9/29/00                                    25,000       24,982

Southtrust Bank,
  VR, 5.43%, 10/4/00                                     15,000       14,990

U.S. Bank, VR,
  5.358%, 11/17/99                                       25,000       24,990

Wachovia Bank
  5.01%, 11/19/99                                        10,000       10,000

  VR, 5.371%, 11/5/99                                    20,000       20,000

Westpac Banking, VR,
  5.435%, 11/4/99                                         5,000        4,997

Total Bank Notes (Cost $228,717)                                     228,717


CERTIFICATES OF DEPOSIT  25.6%

ABBEY National
  (London)
  5.30%, 12/21/99                                        14,000       14,000

  5.44%, 12/31/99                                        29,000       29,001

ABN AMRO
  4.99%, 11/18/99                                        25,000       25,000

  (London), 4.95%, 11/12/99                               9,000        8,999

Banco Bilbao Vizcaya,
  5.60%, 6/12/00                                         19,900       19,895

Bank of Austria,
  5.01%, 12/22/99                                        10,000       10,000

Barclays Bank PLC
  (London)
  5.01%, 12/30/99                                        10,000        9,994

  5.26%, 12/20/99                                        25,000       25,001

Bayerische Landesbank Girozentrale
  (London) 4.96%, 11/17/99                                9,000        9,000

Canadian Imperial Bank of Commerce,
  5.27%, 3/3/00                                             500          498

Commerzbank
  5.085%, 2/16/00                                    $      500   $      498

  5.90%, 8/9/00                                          10,000        9,992

Credit Agricole Indosuez
  VR
  5.39%, 11/1/99                                         20,000       19,981

  5.44%, 12/14/99                                        15,000       15,000

Credit Communal De Belgique, VR,
  5.496%, 11/29/99                                       20,000       19,992

Dresdner Bank AG, VR,
  5.379%, 11/23/99                                       20,000       19,994

First National Bank of Maryland, VR,
  5.363%, 11/18/99                                       15,000       14,997

First Union National Bank, VR,
  5.566%, 11/29/99                                        4,000        4,000

Fleet National Bank, VR,
  5.374%, 11/8/99                                        15,000       14,999

Halifax
  5.02%, 11/18/99                                        10,000       10,000

  5.14%, 12/6/99                                         44,000       44,004

Huntington National Bank,
  6.26%, 10/27/00                                        10,000        9,996

Internationale Nederlanden Bank, N.V.,
  4.975%, 11/10/99                                       22,000       21,999

Lloyds Bank,
  5.42%, 12/29/99                                        20,000       20,001

Merita Bank PLC
  6.09%, 10/10/00                                        10,000        9,996

  6.16%, 1/28/00                                         13,000       13,000

National Westminster Bank PLC,
  5.29%, 12/27/99                                         9,900        9,900

Norddeutsche Landesbank
  Girozentrale (London)
  5.29%, 12/29/99                                        25,000       25,001

Skandinaviska Enskilda Banken, VR,
  5.389%, 11/24/99                                       10,000        9,998

Societe Generale, VR,
  5.363%, 11/16/99                                       20,000       19,994

Svenska Handelsbanken
  5.28%, 3/3/00                                             500          498

  5.30%, 12/30/99                                        10,000       10,000

UBS AG
  5.29%, 5/22/00                                            500          497

  5.51%, 6/5/00                                          10,000        9,998

  6.01%, 8/14/00                                         10,000        9,996

Unibank A/S,
  5.92%, 8/7/00                                          10,000        9,997

Union Bank of California,
  5.05%, 12/13/99                                        23,700       23,700

Westdeutsche Landesbank
  Girozentrale (London)
  5.42%, 11/23/99                                        30,000       30,000

Wilmington Trust,
  6.23%, 10/23/00                                    $   20,000   $   19,987

World Savings Bank,
  5.33%, 11/24/99                                        45,303       45,303

Total Certificates of Deposit (Cost $624,706)                        624,706


COMMERCIAL PAPER  43.7%

Albertsons, VR, 4(2),
  5.386%, 11/16/99                                       10,000        9,997

Alliance & Leicester, 4(2),
  4.91%, 11/19/99                                         4,000        3,990

Alpine Securitization Corp., 4(2)
  5.37%, 11/10/99                                        15,942       15,920

  6.07%, 1/25/00                                          4,000        3,943

  6.10%, 1/31/00                                         25,600       25,205

American Express Credit,
  5.16%, 12/23/99                                         1,350        1,340

American Home Products, 4(2),
  5.75%, 3/31/00                                         10,000        9,759

American Petrofina Holding, 4(2),
  5.33%, 11/16/99                                        25,000       24,944

AON
  5.38%, 11/4/99                                         12,000       11,995

  5.42%, 11/1/99                                         13,012       13,012

Asset Securitization Cooperative Corp., 4(2)
  5.35%, 11/16/99                                        17,300       17,261

  VR, 5.543%, 12/20/99                                   30,000       30,000

AT&T, VR, 4(2),
  6.136%, 1/13/00                                        30,000       29,992

BBL North America, 4(2),
  5.35%, 12/6/99                                         20,000       19,896

Beta Finance Inc., 4(2),
  5.78%, 3/20/00                                          5,000        4,888

Cades, 4.80%, 12/23/99                                    8,800        8,739

CBA Delaware Finance,
  4.93%, 11/10/99                                         8,000        7,990

Coca Cola, 4(2),
  5.33%, 11/9/99                                         20,000       19,976

Corporate Asset Funding, VR, 4(2),
  5.421%, 11/5/99                                        20,000       20,000

Corporate Receivables Corp., VR, 4(2),
  5.426%, 11/15/99                                       30,000       30,000

Credit Suisse First Boston, 4(2)
  4.895%, 11/17/99                                       10,700       10,677

  5.407%, 11/22/99                                       21,000       21,000

Delaware Funding, 4(2)
  5.38%, 12/13/99                                         5,000        4,968

  5.88%, 1/20/00                                         16,325       16,112

Den Danske Corp.,
  5.12%, 12/23/99                                        10,000        9,926

Dexia CLF Finance, 4(2)
  5.35%, 12/15/99                                        15,000       14,902

  5.40%, 12/23/99                                         2,000        1,984

Enterprise Funding Corp., 4(2)
  5.38%, 11/22 - 12/3/99                             $   17,591   $   17,530

Falcon Asset Securitization, 4(2)
  5.38%, 11/8 - 11/12/99                                 15,685       15,665

  5.40%, 11/16 - 11/22/99                                53,500       53,354

  6.15%, 1/13/00                                         15,900       15,702

FCAR Owner Trust,
  5.35%, 12/23/99                                         3,973        3,942

Finova Capital, VR,
  5.503%, 11/15/99                                       10,000       10,000

Generale Funding, LLC, 4(2),
  5.145%, 12/27/99                                       10,000        9,920

Golden Funding Corp., 4(2)
  5.40%, 11/19/99 - 3/3/00                               19,500       19,448

  5.83%, 3/3/00                                          10,000        9,800

  6.04%, 3/27/00                                          5,544        5,407

Greenwich Funding Corp., 4(2),
  5.36%, 11/10/99                                        15,940       15,919

HVB Finance Delaware,
  6.20%, 1/3/00                                           3,509        3,471

Kitty Hawk Funding Corp., 4(2)
  5.77%, 3/20/00                                         10,000        9,775

  5.89%, 1/21/00                                          1,078        1,064

Knight-Ridder,
  5.82%, 2/18/00                                          9,900        9,726

LG&E Capital Corp., 4(2)
  5.75%, 2/29 - 3/30/00                                  33,500       32,817

Market Street Funding, 4(2),
  5.36%, 11/17/99                                        26,400       26,337

Marsh USA, 4(2)
  5.53%, 2/25/00                                         11,800       11,590

  5.75%, 3/24/00                                         15,000       14,655

Morgan Stanley Dean Witter,
  5.93%, 2/3/00                                          20,000       19,690

Panasonic Finance, 4(2),
  5.40%, 11/4/99                                            300          300

Park Avenue Receivables Corp., 4(2)
  5.38%, 11/10 - 11/19/99                                40,600       40,510

  5.39%, 11/17/99                                         1,991        1,986

  VR
  5.458%, 11/15/99                                       20,000       20,000

  5.56%, 11/22/99                                        24,750       24,750

Petrofina (Delaware),
  5.28%, 11/29/99                                         4,649        4,630

Preferred Receivables Funding Corp., 4(2)
  5.38%, 11/5/99                                         49,815       49,785

  6.02%, 1/31/00                                         10,000        9,848

Principal Financial Services, 4(2),
  5.33%, 11/30/99                                    $    7,705   $    7,672

Repeat Offering Securitisation Entity
  6.10%, 1/21/00                                          3,551        3,502

  6.11%, 1/21/00                                         16,884       16,652

  6.14%, 1/24/00                                         19,750       19,467

  4(2), 5.40%, 11/29/99                                   3,000        2,988

Safeco Credit
  5.40%, 11/17/99                                         8,600        8,580

  5.43%, 12/13/99                                         8,000        7,949

  5.85%, 3/21/00                                         15,000       14,656

Sand Dollar Funding, 4(2)
  5.35%, 11/22/99                                         4,845        4,830

  5.37%, 12/1/99                                         24,500       24,390

Santander Finance (Delaware)
  5.38%, 11/1/99                                         16,708       16,708

  5.40%, 11/1/99                                          1,880        1,880

Societe Generale, North America,
  4.94%, 11/23/99                                         9,000        8,973

UBS Finance (Delaware),
  4.89%, 12/13/99                                        29,500       29,332

Unifunding, 5.75%, 3/17/00                               10,000        9,781

Wal-Mart Stores, 4(2),
  5.28%, 12/2/99                                            500          498

Westpac Capital Corp.,
  5.12%, 12/22/99                                        14,800       14,693

Wisconsin Electric Power,
  5.32%, 11/2/99                                          1,700        1,700

Yale University,
  5.35%, 11/2/99                                         25,350       25,346

Total Commercial Paper (Cost $1,065,634)                           1,065,634


MEDIUM-TERM NOTES  18.0%

Abbey National Treasury Services,
  5.92%, 8/7/00                                          20,000       19,994

Associates Manufactured
  Housing Pass-Through Trust
  VR, (144a), 5.636%, 11/15/99                           14,759       14,759

Bear Stearns Companies, VR,
  5.519%, 11/10/99                                       10,000       10,003

Beta Finance, Inc.
  6.15%, 10/6/00                                         20,000       20,000

  VR, (144a), 5.398%, 11/17/99                           10,000       10,000

Caterpillar Financial Services
  8.85%, 8/23/00                                          1,150        1,176

  VR, 5.481%, 11/22/99                                    7,000        7,000

Chase Manhattan Corp.,
  7.75%, 11/1/99                                          3,380        3,380

Chrysler Financial,
  6.625%, 6/26/00                                    $    5,000   $    5,022

Ciesco, VR, (144a)
  5.388%, 11/16/99                                       30,000       29,992

  5.428%, 11/17/99                                       15,000       14,996

Citicorp, VR,
  5.435%, 8/10/00                                         5,000        4,999

Colgate Palmolive, VR,
  5.27%, 11/8/99                                         10,000        9,992

Countrywide Home Loans
  8.43%, 11/16/99                                         2,500        2,503

  VR, 5.559%, 12/30/99                                   10,000       10,000

DaimlerChrysler North America, VR,
  5.31%, 11/1/99                                         20,000       19,991

Dean Witter Discover, VR,
  5.878%, 12/1/99                                         3,000        3,003

Electronic Data Systems,
  6.85%, 5/15/00                                          4,000        4,016

First Chicago NBD Corp., VR,
  5.60%, 11/10/99                                        13,000       13,007

First Security Auto Owner Trust,
  5.015%, 11/14/99                                        1,031        1,031

Ford Capital BV,
  10.125%, 11/15/00                                       5,900        6,119

Ford Motor Credit, VR
  5.435%, 11/18/99                                       10,000        9,992

  5.499%, 10/2/00                                        10,000        9,991

General Electric Capital, VR,
  5.503%, 12/1/99                                        10,000        9,996

General Motors Acceptance, VR,
  6.158%, 1/20/00                                        16,360       16,355

Goldman Sachs Group, VR
  5.407%, 11/8/99                                        10,000       10,000

  5.409%, 11/9 - 11/12/99                                15,000       15,000

GTE, 5.546%, 12/13/99                                    10,000        9,996

Heller Financial
  6.42%, 8/25/00                                          3,400        3,405

  6.435%, 8/8/00                                          1,900        1,903

  VR
  5.663%, 12/20/99                                        7,000        7,000

  5.837%, 1/3/00                                         10,000       10,010

  6.466%, 1/13/00                                         4,000        4,002

IBM, VR, 6.104%, 1/28/00                                 10,000        9,993

IBM Credit, VR, 5.313%, 11/2/99                           5,000        5,000

John Deere Owner Trust,
  4.999%, 6/19/00                                         5,689        5,689

LINCS, Series 1992-2, VR, (144a),
  5.426%, 11/18/99                                       30,000       30,000

National Rural Utilities Finance., VR,
  5.40%, 11/2/99                                         10,000       10,000

Nynex Capital Funding,
  9.42%, 6/1/00                                           1,000        1,022

Paccar Financial,
  5.65%, 8/15/00                                     $    5,000   $    4,991

Prudential Funding,
  6.84%, 12/30/99                                         9,800        9,824

Rabobank, Optional Redemption Trust, VR,
  5.408%, 11/17/99                                        3,830        3,830

Strategic Money Market Trust, 1999-B, VR,
  5.57%, 12/15/99                                        20,000       20,000

Wells Fargo & Company,
  5.225%, 4/10/00                                        20,000       19,997

Total Medium-Term Notes (Cost $438,979)                              438,979


FUNDING AGREEMENTS  2.5%

Allstate Life Insurance, VR,
  5.531%, 11/1/99!                                       10,000       10,000

Peoples Benefit Life Insurance, VR
  5.54%, 11/1/99!                                        20,000       20,000

  5.55%, 11/1/99!                                        10,000       10,000

Protective Life Insurance, VR,
  5.703%, 12/1/99!                                       12,000       12,000

Security Life of Denver,
  5.52%, 11/1/99!                                        10,000       10,000

Total Funding Agreements (Cost $62,000)                               62,000


Total Investments in Securities

99.2% of Net Assets (Cost $2,420,036)                             $2,420,036

Other Assets Less Liabilities                                         20,565

NET ASSETS                                                        $2,440,601
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $       36

Paid-in-capital applicable to 2,440,564,737
shares of $0.0001 par value capital stock
outstanding; 4,000,000,000 shares of the
Corporation authorized                                             2,440,565

NET ASSETS                                                        $2,440,601
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

!    Private Placement
VR   Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 4.09% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------
                                                               October 31, 1999

Statement of Net Assets                               Par/Shares       Value
--------------------------------------------------------------------------------
                                                            In thousands

CORPORATE BONDS AND NOTES  47.2%

Banking and Finance  9.5%

ABN AMRO Bank (Chicago), N.V.,
  Gtd. Sub. Notes
  7.25%, 5/31/05                                     $      250   $      249

Banco Generale, Sr. Sub. Notes, (144a),
  7.70%, 8/1/02                                             300          293

Countrywide Home Loans, Sr. Sub Notes,
  6.85%, 6/15/04                                            500          492

General Electric Capital, MTN,
  6.15%, 11/5/01                                            350          348

HSBC Finance Nederland, Sub. Gtd. Notes,
  (144a), 7.40%, 4/15/03                                    270          272

Kansallis-Osake-Pankki (New York),
  Sub. Notes, 10.00%, 5/1/02                                375          401

Marsh and McLennan, Sr. Notes,
  6.625%, 6/15/04                                           500          493

MBNA, Sub. Notes,
  7.25%, 9/15/02                                            200          199

Mercantile Safe Deposit & Trust,
  6.53%, 7/3/00                                             300          300

Merrill Lynch,
  6.81%, 6/13/02                                            500          501

Morgan Guaranty Trust, Sub. Notes,
  7.375%, 2/1/02                                            250          253

Paine Webber Group,
  7.875%, 2/15/03                                           500          508

Salomon Smith Barney,
  7.30%, 5/15/02                                            300          303

Union Planters, Sub. Notes,
  6.25%, 11/1/03                                            225          217

Westamerica Bank, Sub. Notes,
  6.99%, 9/30/03                                            250          241

                                                                       5,070


Building and Real Estate  1.1%

Rouse, 8.00%, 4/30/09                                       600          565

                                                                         565


Consumer Products and Services  13.0%

Amvescap, Sr. Notes, (144a),
  6.375%, 5/15/03                                           400          387

Beckman Instruments, Sr. Notes,
  7.10%, 3/4/03                                             500          481

Coca-Cola Femsa,
  8.95%, 11/1/06                                            275          267

Disney, 5.25%, 11/10/03                                     500          474

Federated Department Stores, Sr. Notes,
  8.125%, 10/15/02                                          500          514

Grand Metropolitan Investment,
  Zero Coupon, 1/6/04                                       750          564

Hospital Corporation of America,
  Zero Coupon, 6/1/01                                       500          437

Johnson & Johnson,
  6.625%, 9/1/09                                            425          420

Nabisco, 6.125%, 2/1/33                                     300          289

PepsiCo, MTN, 5.75%, 1/2/03                                 250          244

Philip Morris, 7.25%, 9/15/01                               325          323

Rite Aid, (144a), 6.00%, 10/1/03                            500          372

Seagram, 6.40%, 12/15/03                                    500          485

Sony, 6.125%, 3/4/03                                        375          368

Viacom, 6.75%, 1/15/03                                      250          247

Wal-Mart Stores, 6.55%, 8/10/04                             750          749

Watson Pharmaceuticals,
  7.125%, 5/15/08                                    $      275   $      259

                                                                       6,880


Energy  0.8%

PDV America, Sr. Notes,
  7.875%, 8/1/03                                            225          208

YPF Sociedad Anonima,
  7.25%, 3/15/03                                            225          219

                                                                         427


Industrials  9.0%

AlliedSignal, 5.75%, 3/15/01                                350          346

Caterpillar Financial Services,
  6.875%, 8/1/04                                            500          500

Delphi Auto Systems,
  6.125%, 5/1/04                                            500          478

Eaton Offshore, Gtd. Notes,
  9.00%, 2/15/01                                            400          413

Hertz, 7.00%, 7/1/04                                        450          447

Lockheed Martin, 6.75%, 3/15/03                             475          464

Parker Hannifin, MTN 5.65%, 9/15/03                         500          482

Raytheon, 5.70%, 11/1/03                                    500          472

Toyota Motor Credit, 5.625%, 11/13/03                       500          479

USA Waste Services, Sr. Notes,
  6.50%, 12/15/02                                           375          341

Waste Management, 6.625%, 7/15/02                           350          324

                                                                       4,746


Media and Communications  3.9%

360 Communications, Sr. Notes,
  7.125%, 3/1/03                                            500          503

Comcast Cable Communications,
  6.20%, 11/15/08                                           400          370

Sprint Capital, 5.70%, 11/15/03                             375          360

US West Capital Funding, (144a),
  6.875%, 8/15/01                                           500          500

Worldcom, Sr. Notes, 6.25%, 8/15/03                         325          318

                                                                       2,051


Transportation  2.4%

Delta Air Lines, ETC,
  9.60%, 5/26 - 6/1/00                                      197          201

ERAC USA Finance, (144a)
  6.375%, 5/15/03                                           375          362

Norfolk Southern,
  6.95%, 5/1/02                                             500          500

Northwest Airlines,
  8.375%, 3/15/04                                           250          238

                                                                       1,301


Utilities  7.5%

CE Electric UK Funding,
  Sr. Notes, (144a),
  6.853%, 12/30/04                                          400          388

Cleveland Electric, 7.19%, 7/1/00                           250          250

Entergy Mississippi, 6.45%, 4/1/08                          375          358

National Rural Utilities,
  Cooperative Finance,
  5.00%, 10/1/02                                            500          479

Niagara Mohawk Power
  Sr. Disc. Notes, 7.375%, 7/1/03                           265          265

  Sr. Notes, 7.25%, 10/1/02                                 284          284

Pacific Gas & Electric,
  1st Mtg. Bonds,
  8.75%, 1/1/01                                      $      250   $      256

Public Service Electric & Gas,
  Mtg. Bonds,
  8.875%, 6/1/03                                            325          333

Texas NM Power
  1st Mtg. Notes, 9.25%, 9/15/00                            200          204

  Secured Deb., 10.75%, 9/15/03                             225          229

United Illuminating,
  6.25%, 12/15/02                                           190          185

Utilicorp United, Sr. Notes,
  7.00%, 7/15/04                                            500          488

Williams Companies,
  6.125%, 2/15/12                                           275          269

                                                                       3,988

Total Corporate Bonds and Notes (Cost $25,838)                        25,028


U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  18.5%

U.S. Government Agency Obligations  8.3%

Federal Home Loan Banks,
  5.125%, 9/15/03                                         3,000        2,870

Federal National Mortgage Assn.
  4.625%, 10/15/01                                          550          536

  6.375%, 6/15/09                                           292          285

  7.65%, 10/6/06                                            500          500

U.S. Department of Housing and
  Urban Development, 6.49%, 8/1/07                          240          236

                                                                       4,427

U.S. Treasury Obligations  10.2%

U.S. Treasury Inflation-Indexed Notes,
  3.625%, 7/15/02                                           522          520

U.S. Treasury Notes
  4.25%, 11/15/03                                         2,495        2,343

  6.125%, 8/15/07                                           600          598

  6.375%, 8/15/02                                         1,250        1,262

  6.50%, 10/15/06                                           650          662

                                                                       5,385

Total U.S. Government Obligations/Agencies
(Cost $10,090)                                                         9,812


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.4%

U.S. Government Agency Obligations  11.9%

Federal Home Loan Mortgage
  6.00%, 2/15/08 - 5/15/16                                1,500        1,488

  6.40%, 1/15/08                                            500          495

  10.75%, 12/1/09                                            79           85

  7 year balloon, 6.50%, 12/1/99                     $       97   $       97

  CMO, 6.92%, 1/25/12                                        68           68

  REMIC
  6.00%, 8/15/06 - 1/15/08                                1,144        1,127

  6.50%, 4/15/21                                            500          491

Federal National Mortgage Assn.
  6.00%, 6/1/13 - 1/1/14                                  1,379        1,326

  7.00%, 4/1/09                                             227          228

  9.00%, 5/1/05                                             148          152

  REMIC
  7.50%, 8/25/05                                             12           12

  9.00%, 1/25/08                                            682          714

                                                                       6,283

U.S. Government Guaranteed Obligations  2.5%

Government National Mortgage Assn.
 I
  8.00%, 5/15/07                                            752          772

  10.00%, 11/15/09 - 10/15/21                               293          320

 II, 10.00%, 10/20/20                                       74           81

 Midget, I
  9.00%, 4/15 - 12/15/01                                     22           23

  10.00%, 1/15/00 - 4/15/01                                  91           91

  10.50%, 1/15/00 - 2/15/01                                  46           46

                                                                       1,333


Total U.S. Government Mortgage-Backed
Securities (Cost $7,782)                                               7,616


ASSET-BACKED SECURITIES  11.7%

Banc One Auto Grantor Trust,
  6.27%, 11/20/03                                            84           85

BMW Vehicle Owner Trust,
  6.54%, 4/25/04                                            500          499

California Infrastructure & Economic
  6.25%, 6/25/04                                            175          174

  6.38%, 9/25/08                                            600          587

  6.42%, 9/25/08                                            450          442

Comed Transitional Funding Trust,
  5.44%, 3/25/07                                            650          613

Fingerhut Master Trust,
  6.07%, 2/15/05                                            375          374

First Security Auto Owner Trust,
  6.20%, 10/15/06                                           500          494

First USA Secured Notes Trust,
  6.50%, 1/18/06                                            500          489

Harley Davidson Eaglemark
  5.94%, 2/15/04                                     $      125   $      124

  (144a), 6.35%, 10/15/02                                    52           52

MMCA Auto Owner Trust,
  6.80%, 8/15/03                                            500          501

Neiman Marcus Credit Master Trust,
  7.60%, 6/15/03                                            500          504

Onyx Acceptance Owner Trust,
  5.83%, 3/15/04                                            500          492

Peco Energy Transport Trust,
  5.63%, 3/1/05                                             300          292

Residential Accredit Loans,
  7.25%, 11/25/27                                           490          480

Total Asset-Backed Securities (Cost $6,337)                            6,202


NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  3.2%

GMAC Commercial Mortgage Security Trust,
  6.15%, 5/15/35                                            468          451

LB Commercial Conduit Mortgage Trust,
  6.41%, 8/15/07                                            592          574

Prudential Securities,
  6.074%, 1/15/08                                           725          696

Total Non-U.S. Government Mortgage-Backed
Securities (Cost $1,778)                                               1,721


MUNICIPAL BONDS  0.2%

Taxable Municipal  0.2%

University of Miami, GO,
  6.90%, 4/1/04                                              85           85

Total Municipal Bonds (Cost $85)                                          85


COMMON STOCKS  0.0%

Consumer Products and Services  0.0%

Capital Gaming International (16 shares)                                   0

Total Common Stocks (Cost $0)                                              0


MONEY MARKET FUNDS  5.1%

Reserve Investment Fund, 5.51% #                          2,685        2,685

Total Money Market Funds (Cost $2,685)                                 2,685


Total Investments in Securities

100.3% of Net Assets (Cost $54,595)                               $   53,149

Other Assets Less Liabilities                                           (157)

NET ASSETS                                                        $   52,992
                                                                  ----------

Accumulated net investment income
- net of distributions                                            $     (193)

Accumulated net realized gain/loss
- net of distributions                                                (1,505)

Net unrealized gain (loss)                                            (1,446)

Paid-in-capital applicable to 11,839,296
shares of $0.0001 par value capital stock
outstanding; 4,000,000,000 shares of the
Corporation authorized                                                56,136

NET ASSETS                                                        $   52,992
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.48
                                                                  ----------

    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  ETC  Equipment Trust Certificate
   GO  General Obligation
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 4.96% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
                                                               October 31, 1999

                                                       Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

Portfolio of Investments

U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  96.0%

U.S. Government Guaranteed Obligations  92.4%
Government National Mortgage Assn.
 I
  6.00%, 4/15/28 - 5/15/29                           $    4,234   $    3,930

  6.50%, 1/15/24 - 8/15/29                               10,390        9,947

  7.00%, 4/15/24 - 10/15/29                              12,916       12,681

  7.50%, 6/15/23 - 7/15/29                               11,268       11,318

  8.00%, 4/15/17 - 3/15/29                                5,644        5,784

  8.50%, 6/15/16 - 3/15/27                                1,386        1,447

  9.00%, 8/15/08 - 8/15/21                                  697          738

  9.50%, 6/15/09 - 7/15/20                                  238          256

  10.00%, 12/15/17 - 3/15/26                              1,213        1,326

  10.50%, 7/15/15 - 11/15/19                                474          526

  11.00%, 12/15/09 - 12/15/15                                68           75

  11.50%, 7/15 - 12/15/15                                    19           21

 II
  6.50%, 11/20/28                                           936          895

  8.00%, 5/20 - 6/20/29                                   1,214        1,243

  8.50%, 6/20/29                                            419          437

  9.00%, 5/20/22 - 3/20/25                                  168          177

  9.50%, 2/20/17 - 12/20/20                                 110          118

  10.00%, 1/20/14 - 3/20/21                                 106          116

  11.00%, 9/20/17                                            14           16

 Construction Loan, I
  6.67%, 2/15/01                                            612          568

  6.75%, 7/15/00 - 5/1/29                                 1,136        1,058

  7.00%, 4/15/00                                            931          890

 GPM, I
  9.25%, 7/15/16 - 7/15/17                                    9            9

  9.50%, 7/15/09                                             32           34

  10.00%, 8/15/13                                             2            2

 Project Loan, I
  6.50%, 3/15/34                                            344          316

  6.70%, 4/15/34                                            467          439

  7.05%, 11/15/38                                           499          479

  7.37%, 8/15/33                                            397          391

  8.00%, 11/15/17                                           386          398

  REMIC, 7.00%, 5/16/24                              $    3,000   $    2,933

  Principal Only, I,
  Zero Coupon, 3/16/28                                      451          313

 TBA, I
  6.67%, 6/15/38                                             58           54

  7.00%, 12/15/99                                            52           49

                                                                      58,984


U.S. Government Agency Obligations  3.6%
Federal Home Loan Mortgage

 REMIC
  5.85%, 11/15/17                                            52           52

  6.50%, 8/15/25                                          1,500        1,422

Federal National Mortgage Assn.
  6.50%, 1/1/26                                             297          285

  CMO, Interest Only, 8.50%, 4/1/22 **                      284           52

  REMIC, 5.00%, 8/25/22                                      16           15

  Principal Only, Zero Coupon, 10/25/21                     515          481

                                                                       2,307

Total U.S. Government Mortgage-Backed
Securities (Cost $62,741)                                             61,291


U.S. GOVERNMENT OBLIGATIONS  0.5%

U.S. Treasury Obligations  0.5%

U.S. Treasury Bond Strip,
  Zero Coupon, 2/15/16                                    1,000          345

Total U.S. Government Obligations (Cost $383)                            345


ASSET-BACKED SECURITIES  2.9%

Whole Loans-Backed  2.9%

GE Capital Mortgage Services,
  6.75%, 8/25/28                                          1,977        1,827

Prudential Home Mortgage Securities,
  6.00%, 10/25/07                                             5            5

Total Asset-Backed Securities (Cost $1,979)                            1,832


MONEY MARKET FUNDS  3.0%

Reserve Investment Fund, 5.51% #                          1,934        1,934

Total Money Market Funds (Cost $1,934)                                 1,934


Total Investments in Securities

102.4% of Net Assets (Cost $67,037)                               $   65,402

Other Assets Less Liabilities                                         (1,559)

NET ASSETS                                                        $   63,843
                                                                  ----------

   ** For Interest Only securities, par amount represents notional principal, on which the fund receives interest
    #   Seven-day yield
  CMO   Collateralized Mortgage Obligation
  GPM   Graduated Payment Mortgage
REMIC   Real Estate Mortgage Investment Conduit
  TBA   To be announced security was purchased on a forward commitment basis

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
                                                               October 31, 1999

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

     Assets

     Investments in securities,
     at value (cost $67,037)                                    $   65,402

     Receivable for investment
     securities sold                                                 4,939

     Other assets                                                      703

     Total assets                                                   71,044

     Liabilities

     Payable for investment securities purchased                     6,972

     Other liabilities                                                 229

     Total liabilities                                               7,201

     NET ASSETS                                                 $   63,843
                                                                ----------

     Net Assets Consist of:

     Accumulated net investment income
     - net of distributions                                     $     (244)

     Accumulated net realized gain/loss
     - net of distributions                                           (504)

     Net unrealized gain (loss)                                     (1,635)

     Paid-in-capital applicable to 6,801,927
     shares of $0.0001 par value capital stock
     outstanding; 4,000,000,000 shares of the
     Corporation authorized                                         66,226

     NET ASSETS                                                 $   63,843
                                                                ----------

     NET ASSET VALUE PER SHARE                                  $     9.39
                                                                ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands                      Cash Reserves   Limited-Term            GNMA
                                           Fund      Bond Fund            Fund

                                          Year            Year            Year
                                          Ended          Ended           Ended
                                       10/31/99       10/31/99        10/31/99

  Investment Income

  Income

  Interest income                      $ 113,702      $   3,205      $   4,000

  Expenses

  Investment management and
  administrative                           9,756            284            342

  Net investment income                  103,946          2,921          3,658

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
  on securities                               (4)          (144)           (56)

  Change in net unrealized
  gain or loss on securities                  --         (2,174)        (2,837)

  Net realized and unrealized
  gain (loss)                                 (4)        (2,318)        (2,893)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS               $ 103,942      $     603      $     765
                                       ---------      ---------      ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $ 103,946           $  79,152
  Net realized gain (loss)                            (4)                 27

  Increase (decrease) in net
  assets from operations                         103,942              79,179

Distributions to shareholders
  Net investment income                         (103,946)            (79,152)

Capital share transactions *
  Shares sold                                  3,301,638           2,913,215
  Distributions reinvested                        99,573              75,564
  Shares redeemed                              (2,845,153)         (2,407,379)

  Increase (decrease) in net
  assets from capital
  share transactions                             556,058             581,400

Net Assets

Increase (decrease) during period                556,054             581,427
Beginning of period                            1,884,547           1,303,120

End of period                                  $2,440,601          $1,884,547
                                               ----------          ----------

*Share information
  Shares sold                                  3,301,638           2,913,215
  Distributions reinvested                        99,573              75,564
  Shares redeemed                              (2,845,153)         (2,407,379)

  Increase (decrease) in
  shares outstanding                             556,058             581,400

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $   2,921           $   2,064
  Net realized gain (loss)                          (144)                159
  Change in net unrealized
  gain or loss                                    (2,174)                485

  Increase (decrease) in net
  assets from operations                             603               2,708

Distributions to shareholders
  Net investment income                           (2,921)             (2,064)

Capital share transactions *
  Shares sold                                     28,634              20,167
  Distributions reinvested                         2,063               1,635
  Shares redeemed                                (16,291)            (11,162)

  Increase (decrease) in net
  assets from capital
  share transactions                              14,406              10,640

Net Assets

Increase (decrease) during period                 12,088              11,284
Beginning of period                               40,904              29,620

End of period                                  $  52,992           $  40,904
                                               ---------           ---------

*Share information
  Shares sold                                      6,229               4,358
  Distributions reinvested                           453                 353
  Shares redeemed                                 (3,572)             (2,411)

  Increase (decrease) in
  shares outstanding                               3,110               2,300

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                    Year
                                                   Ended
                                                10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $   3,658           $   2,499
  Net realized gain (loss)                           (56)               (115)
  Change in net unrealized
  gain or loss                                    (2,837)                200

  Increase (decrease) in net
  assets from operations                             765               2,584

Distributions to shareholders
  Net investment income                           (3,658)             (2,499)

Capital share transactions *
  Shares sold                                     35,537              28,082
  Distributions reinvested                         2,630               1,904
  Shares redeemed                                (18,002)            (13,030)

  Increase (decrease) in net
  assets from capital
  share transactions                              20,165              16,956

Net Assets

Increase (decrease) during period                 17,272              17,041
Beginning of period                               46,571              29,530

End of period                                  $  63,843           $  46,571
                                               ---------           ---------

*Share information
  Shares sold                                      3,684               2,838
  Distributions reinvested                           274                 193
  Shares redeemed                                 (1,874)             (1,317)

  Increase (decrease) in
  shares outstanding                               2,084               1,714

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
                                                               October 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond Fund), and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1999, were as follows:

     ---------------------------------------------------------------------------
                                                   Limited-Term       GNMA Fund
                                                      Bond Fund

     U.S. government securities

       Purchases                                     $15,852,000    $71,446,000

       Sales                                           9,663,000     51,826,000

     Other securities

       Purchases                                      18,300,000              -

       Sales                                          10,798,000         84,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Cash Reserves Fund had capital loss carryforwards for federal income tax purposes of $4,000, all of which expires in 2007. The Limited-Term Bond Fund had capital loss carryforwards for federal income tax purposes of $1,484,000, of which $808,000 expires in 2002, $354,000 in 2003, and $322,000 thereafter through 2007. The GNMA Fund had capital loss carryforwards for federal income tax purposes of $405,000, of which $131,000 expires in 2003, $142,000 in 2004, and $132,000 in 2005.
     Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At October 31, 1999, the costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $2,420,036,000, $54,595,000, and $67,037,000, respectively. For the Cash
     Reserves Fund, amortized cost is equivalent to value; and for the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:

     ---------------------------------------------------------------------------
                                                   Limited-Term       GNMA Fund
                                                      Bond Fund

     Appreciated investments                            $34,000        $161,000
     Depreciated investments                         (1,480,000)     (1,796,000)

     Net unrealized gain (loss)                     $(1,446,000)    $(1,635,000)


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $1,076,000, $18,000, and $53,000 were payable at October 31, 1999 by the Cash Reserves, Limited-Term Bond, and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

     Additionally, the Cash Reserves Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. At October 31, 1999, no Spectrum Funds held outstanding shares of the Cash Reserves Fund. For the year then ended, the Cash Reserves Fund was allocated $13,000 of Spectrum expenses.

     The Limited-Term Bond and GNMA Funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Limited-Term Bond and the GNMA Funds for the year ended October 31, 1999, totaled $162,000 and $148,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Funds, Inc.
and Shareholders of Summit Cash Reserves Fund,
Summit Limited-Term Bond Fund and Summit GNMA Fund

     In our opinion, the accompanying statements of net assets (Summit Cash Reserves Fund and Summit Limited-Term Bond Fund) and the statement of assets and liabilities, including the portfolio of investments (Summit GNMA
     Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund, Summit Limited-Term Bond Fund and Summit GNMA Fund (comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Funds") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     November 17, 1999


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

 . Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.      C10-050  10/31/99